UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 15, 2006


                     CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

       Nevada                    002-95836-NY                 13-3250816
 ------------------------        -------------           -------------------
(State or other jurisdic-        (Commission               (IRS Employer
 tion of incorporation)          File Number)            Identification No.)

                     China Industrial Waste Management Inc.
                                       c/o
               Dalian Dong Tai Industrial Waste Treatment Co., Ltd
                             No. 1 Huaihe West Road

              E-T-D-Zone, Dalian, China                         116600
         ---------------------------------------               --------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 0411-87622850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities


     On May 15, 2006 China Industrial Waste Management, Inc. (the "Company") issued to 10 stockholders an aggregate of 6,400,000 additional shares of the Company's Common Stock as an equitable adjustment of the number of shares which the Company had agreed to issue to such persons pursuant to a Share Exchange Agreement entered into on November 11, 2005. No additional consideration was paid by the 10 stockholders in connection with the issuance of such shares.

     The additional shares were issued because the number of shares originally issued to such persons was based on a calculation in which it was assumed that 7,773,841 shares were outstanding. The number of shares outstanding was later restated to be 14,757,241. The Company believes that the issuance of the 6,400,000 shares was exempt from the registration requirements under the Securities Act of 1933, as amended (the "Act"), by virtue of Section 4(2) of such Act, because such shares were issued in a transaction not involving any public offering.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

     At the close of business on May 12, 2006 two amendments to the Company's Articles of Incorporation became effective. The amendments changed the name of the Company to China Industrial Waste Management, Inc. and effected a 1 for 100 reverse split of the Company's Common Stock. Additional information concerning such amendments is set forth in the Company's definitive information statements filed with the Securities and Exchange Commission on March 31, 2006. A copy of the Company's press release regarding the name change and reverse stock split is being filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit
Number     Description
---------- ---------------------------------------------------------------------
99.1       Press Release Issued May 12, 2006

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       China Industrial Waste Management, Inc.



May 16, 2006                           By: /s/ John Leo
                                       -----------------
                                       John Leo
                                       Secretary